Exhibit 23

                               CALPROP CORPORATION

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-92633 and 333-92635 of Calprop Corporation on Form S-8 of our report dated May 26, 2005 appearing in this Annual Report on Form 10-K of Calprop Corporation for the year ended December 31, 2004.


/s/Rothstein, Kass & Company, PC

Beverly Hills, California
July 7, 2005


                                      -47-